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          T. ROWE PRICE
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          International Funds, Inc.
            Short-Term Global Income Fund
          Supplement to Prospectus dated May 1, 1995
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          The following sentences will be added at the end of footnote (a)
          to Table 1 under the section "Transaction and Fund Expenses" on page 2 of the prospectus.

               Effective January 1, 1996, Price-Fleming agreed to extend the Short-Term Global Income Fund's current expense limitation of 1.00% for a period of two years from January 1, 1996. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 1999, or if it would result in the expense ratio exceeding 1.00% for the fund.

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          The date of this supplement is December 27, 1995.
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